EXHIBIT 99.1

ZALE CORPORATION September 2002

North America's Largest Specialty Retailer Of Fine Jewelry Powerful Brands That Span All Consumer Segments Geographic and Demographic Diversity Mall Based Stores Leverage Traffic 365 Days A Year Zale: The Foundation Zales .com

Building Upon Improvements from FY02 Continue Orderly Growth Plan Keep Inventory & Expense Structure In Line Differentiating The Brands Improve Product Categories & Mix Within Each Category Strengthen The Bridal Business 2003 Objectives

Leverage Brands Through New Products & Exclusives Marketing Penetration For Fall Further Improvements At Pagoda Contingencies In Ever-Changing Environment 2003 Objectives

Utilize Reach More Effectively To Gain Market Share Use Of Brands To Continue Building Margins Further Positioning Of Brands Within The Sector Opportunities To Capitalize On

Take Advantage Of Further Consolidation In Industry Successfully Integrated 2 Recent Acquisitions Strong Balance Sheet & Cash Flow Creates Opportunities Stable Yet Unconsolidated Industry Industry Opportunities

United States Jewelry Market Zale Wal-Mart Friedman's Whitehall QVC HSN Sterling Tiffany Helzberg ..4 Sears JCP Finlay KMart 1.0 ..4 2.0 1.6 ..8 ..3 ..5 2.3 1.0 1.0 1.0 ..5 ..5 Target 2001: $40 Billion Wal-Mart HSN Zale Sterling Tiffany Helzberg Sears JCP Wards ..6 ..5 ..9 ..8 1.0 ..5 ..8 ..9 ..5 ..4 QVC ..2 ..2 Service Mdse Finlay 1994: $31 Billion Department Stores/Mass Merchants $11B Department Stores/Mass Merchants $12B Specialty Retailers $23B Specialty Retailers $17B Catalog/ Direct $3B Catalog/ Direct $5B Source: Department of Commerce, U.S. Census Bureau, National Jeweler Friedman's Whitehall ..1 ..1

Stable Industry - Opportunities For The Leader GDP Jewelry Zale 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01* GDP 1038 1073 1110 1156 1197 1218 1212 1249 1282 1334 1370 1419 1481 1545 1609 1674 1693 Jewelry 1036 1135 1201 1324 1335 1410 1368 1410 1539 1671 1779 1887 1837 1999 2231 2340 2289 Zales 1882 2065 2277 2384 2594 3035 3810 4344 CAGR 6% CAGR 13% CAGR 3% Source: US Department of Commerce based on chained 1996 dollars. Graph reflects the cumulative effect of growth in GDP & Jewelry beginning with the absolute value of $1,000 in 1985. Zale is depicted at a common value equal to the jewelry industry beginning at 1994. * Net sales have been adjusted to include amortized revenue of extended serve agreements previously included in SG&A.

Revenue Growth Exceeded $2.1 Billion in FY02 1994 1995 1996 1997 1998 1999 2000 2001 2002 920 1036 1137 1254 1314 1429 1814 2087 2192 $920 $1,036 $1,137 $1,254 $1,314 $1,429 $1,814* (Dollars in Millions) $ $2,087* 3% 12.8% 9.9% 5.5% 9.3% 6.0% 11.6% -3.8% 1.5% 1,026 993 1,021 1,065 1,125 1,333 1,389 2,344 2,295 Comp. Store % # of Locations ex. DPFJ $2,192* Net revenues for 2000 and 2001 have been adjusted to include amortized revenue of extended service agreements previously included in S G & A. For 2001 and 2002, revenues adjusted to include credit insurance operations.

Earnings CAGR of 20% Over Last 8 Years 1994 1995 1996 1997 1998 1999 2000 2001 2002 East 23 32 42 51 63 81 112 100 101 Excludes Unusual Items. * Revenues have been restated to include credit insurance operations. (Dollars in Millions) $0.66 $0.88 $1.15 $1.38 $1.70 $2.21 $23 $32 $42 $51 $63 $81 $112 $3.11 $2.89 $100 % to Sales EPS Growth 2.5% 3.0% 3.7% 4.0% 4.8% 5.7% 6.2% 4.8%* 4.6%* 33% 31% 20% 23% 30% 41% -7% 1% $2.92 $102

Debt To Capital Ratio Improvement Creates Increased Positive Free Operating Cash Flow 1994 1995 1996 1997 1998 1999 2000 2001 2002 East 0.566 0.531 0.459 0.455 0.426 0.393 0.123 0.115 0.092 45.5% 42.6% 39.3% 12.3% 11.5% 45.9% 53.1% 56.6% 8.5%

Executing The Business Strategy Brought Inventory, Expense & Capital Expenditures In Line * Set Realistic Expectations And Purchased Inventory To Those Expectations * Tight Control Over Expense Structure * $55 Million In Cap Exp For FY02 Vs. $85 Million In FY01 Where We Are

Executing The Business Strategy Maximizing Credit Outsourcing Benefits * Very Competitive Credit Offer To Competition * Strong Credit Offer Vital To Support Bridal Business Focused On Expense Initiatives/Operating Margin Improvements * Strategic Sourcing * Process Improvements/Benchmarking Where We Are

Expand Operating Margins Leverage Internal Growth Opportunities Process Improvements Use Balance Sheet Effectively Set Realistic Goals Opportunities To Capitalize On

Positioning in the Sector #1 Specialty Jeweler in U.S. - Zales Jeweler #1 Jeweler in Canada - Peoples Jewelers #1 Jewelry Kiosk Operator - Piercing Pagoda #1 Outlet Jewelry Retailer - Zales Outlet #1 Mall Based High-End Jeweler - Bailey Banks & Biddle Fine Jewelers #1 Opportunity for Industry Consolidation - Gordon's Jewelers Effective Use of Brands to Capture Market Share Positioned to Capture Fallout in a Highly Fragmented Industry Long Term Investment Merits - The Brand Perspective

Virtually Debt Free Positive Free Operating Cash Flow No Direct Credit Operation Liability Straightforward Business Model Sound Financial Disciplines Surrounding: Inventory Management Expense Management Capital Investments Continued Growth With Proper Positioning of Resources Long Term Investment Merits - The Financial Perspective

APPENDIX

Multi Faceted Structure* Zales .com

Brand Differentiation Customer Advantages Opening Price Point Moderate Moderate Promotional Value Oriented Upper Moderate Upscale Brida l · First significant jewelry purchase · Lifetime customer · Consistent year - round demand -- 37% 32% 26% 41% 27 % Fashion · Gift giving and self purchase · Maximizes all holidays · Distorts key traffic time periods 99% 57% 59% 6 8% 51% 54 % Watches · Brand distinction and differentiation · Supports and builds credibility 1% 6% 9% 6% 8% 19% Zales .com

Under 25 25-34 35-44 45-54 55-64 65-74 43 140 111 135 121 83 Favorable Demographics Contribute To Industry Growth % Age Segment Growth 2000 vs. 2005 Age Jewelry Spending $43 $140 $111 $135 $121 $83 $ Data Source: U.S. Government and Census Bureau 3.3% (1.4%) (4.9%) 12.7% 23.7% 1.5%

This presentation contains forward-looking statements, including statements regarding the Company's objectives and expectations regarding its sales and earnings, merchandising and marketing strategies, store renovation, remodeling and expansion, inventory performance, integration of acquired businesses, its industry, capital expenditures, liquidity, development of its management information systems and e-commerce sites, productivity, profitability and business execution, which are based on management's beliefs as well as assumptions made by and data currently available to management. These forward-looking statements are not guarantees of future performance and a variety of factors could cause the Company's actual results to differ materially from those anticipated or expected in these forward looking statements. The following list, which is not intended to be an all encompassing list of risks and uncertainties affecting the Company, summarizes several factors that could cause the Company's actual results to differ materially from those anticipated or expected in these forward-looking statements: that low or negative growth in the economy or in the financial markets will occur and reduce discretionary spending on goods that are, or are perceived to be "luxuries"; that strong competitive responses may impact the Company's efforts to leverage its brand power with its marketing, merchandising and promotional efforts; that seasonality of the retail jewelry business or downturns in consumer spending may adversely affect the Company's results; that the Company may not be able to manage its inventory and product supply effectively to respond to consumer demand; that the Company may not be able to integrate acquisitions into its existing operations or that new acquisition and alliance opportunities that enhance shareholder value may not be available on terms acceptable to the Company; that the efforts to redefine the strategic role of each brand may not be successful; that litigation may have an adverse effect on the financial results or reputation of the Company; that alternate sources of merchandise supply may not be available on favorable terms to the Company during the three month period leading up to the Christmas season; that key personnel who have been hired or retained by the Company may depart; that any disruption in the Company's private label credit card arrangement may adversely affect the Company's ability to provide consumer credit; or that changes in government or regulatory requirements may increase the Company's cost of operations. The Company undertakes no obligation to update or revise publicly or otherwise any forward-looking statements to reflect subsequent events, new information or future circumstances.

ZALE CORPORATION